                                            Registration No. 333-
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                         _______________
                            Form S-8

                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933

                         _______________

                           AIR T, INC.
     (Exact name of registrant, as specified in its charter)

        Delaware                                  52-1206400
(State or other jurisdiction of               (I.R.S. Employer)
incorporation or organization)               Identification No.)

                         3524 Airport Road
                   Maiden, North Carolina 28650
                         (704) 377-2109
            (Address of principal executive officers)
                         _______________

                           Air T, Inc.
               1998 Omnibus Securities Award Plan
                    (Full title of the plan)
                         _______________
                         JOHN J. GIOFFRE
                        3524 Airport Road
                 Maiden, North Carolina 28650
             (Name and address of agent for service)
                         (704) 377-2109
  (Telephone number, including area code, of agent for service)
                         _______________
                 CALCULATION OF REGISTRATION FEE

                                  Proposed         Proposed
     Title of        Amount        maximum         maximum         Amount
 securities to be     to be       offering         aggregate         of
    registered       regis-       price per        offering       registra-
                     tered          unit            price          tion fee

Common Stock, $.25  365,000shs.   $3.1875(1)    $1,163,437.50(1)    $343.22
par value (includ-
ing options under
the AirT 1998
Ominbus Securities
Award Plan)

(1) In accordance with Rule 457(h)(1) of Regulation C, the price for the shares is computed on the basis of the average high and low prices for Common Shares on May 12, 2000 as reported on the NASDAQ Bulletin Board (OTC).

               PART II INFORMATION REQUIRED IN THE
                     REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

     The following documents are incorporated by reference into this registration statement:

     (a) The Company's latest annual report on Form 10-K filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 containing financial statements for the Company's latest fiscal year for which a Form 10-K was required to have been filed;

     (b)   All  other reports filed pursuant to Section 13(a)  or
15(d) of the Securities Exchange Act of 1934 since the end of the fiscal  year  covered by the annual report  referred  to  in  (2)
above; and

     (c)    The  description  of  securities  contained  in   the
Corporation's  registration statement filed under the  Securities
Exchange Act of 1934 on Form 8-A, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Company pursuant  to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that all securities offered by this registration statement have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into the registration statement and to be part thereof from the date of filing of such documents.

Item 6.   Indemnification of Directors and Officers.

     The Corporation's Restated Certificate of Incorporation contains certain provisions permitted under the General Corporation Law of Delaware relating to the liability of directors. These provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in certain circumstances involving wrongful acts such as the breach of a director's duty of loyalty or acts or omissions involving intentional misconduct or a knowing violation of law. The Corporation's Restated Certificate of Incorporation also contains provisions indemnifying the Corporation's directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

Item 8.   Exhibits.

Exhibit Number Description

4.1 Air Transportation Holding Company, Inc. 1998 Omnibus Securities Award Plan (incorporated by reference to Exhibit 10.11 to the Corporation's Quarterly Report Form 10-Q for the quarter ended June 30, 1998).

4.2            Amendment  No.  1  to  AirT,  Inc.  1998   Omnibus
               Securities Award Plan

5              Opinion of Robinson, Bradshaw & Hinson, P.A.

23.1           Consent  of  Robinson,  Bradshaw  &  Hinson,  P.A.
               (contained in Exhibit 5)

23.2           Consent of Deloitte & Touche, LLP

24.1           Power  of  Attorney of Claude S. Abernethy,  dated
               June 21, 1999

24.2           Power  of Attorney of J. Hugh Bingham, dated  June
               21, 1999

24.3           Power of Attorney of Allison T. Clark, dated  June
               21, 1999

24.4           Power of Attorney of Walter Clark, dated June  21,
               1999

24.5           Power of Attorney of Sam Chesnutt, dated June  21,
               1999

24.6           Power  of Attorney of John J. Gioffre, dated  June
               21, 1999

24.7           Power  of  Attorney  of J. Leonard  Martin,  dated
               June 21, 1999

24.8           Power  of Attorney of Herman A. Moore, dated  June
               21, 1999

24.9           Power  of Attorney of George C. Prill, dated  June
               30, 1999

24.10          Power  of Attorney of William Simpson, dated  June
               21, 1999


Item 9.   Undertakings.

     The undersigned registrant hereby undertakes as follows:

     (1) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment involving a fundamental change in the information set forth in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (2) The registrant shall remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering;

     (3) For purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (4) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has
been advised that in the opinion of the Securities
and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           SIGNATURES

     The   Registrant.   Pursuant  to  the  requirements  of  the
Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maiden, State of North Carolina on May 17, 2000.

                                   AIRT, INC.

                                   By:   /s/ Walter Clark
                                   Walter Clark, Chief Executive Officer
                                   (Principal Executive Officer)


                                   By:   /s/ John J. Gioffre
                                   John J. Gioffre, Vice President - Finance
                                   (Principal Financial and Accounting Officer)



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 17, 2000.


By:   /s/ Claude S. Abernethy*
     Claude S. Abernethy, Jr., Director

By:   /s/  J. Hugh Bingham*
     J. Hugh Bingham, Director

By:   /s/  Allison T. Clark*
     Allison T. Clark, Director

By:   /s/  Walter Clark
     Walter Clark, Director

By:   /s/  Sam Chesnutt*
     Sam Chesnutt, Director

By:   /s/  John J. Gioffre
     John J. Gioffre, Director

By:   /s/  J. Leonard Martin*
     J. Leonard Martin, Director

By:   /s/  Herman A. Moore*
     Herman A. Moore, Director


By:   /s/ George C. Prill*
     George C. Prill, Director

By:   /s/  William Simpson*
     William Simpson, Director\


      * By:    /s/ John J. Gioffre
          (John J. Gioffre, Attorney-in-Fact)

                          EXHIBIT INDEX

Exhibit Number Description

4.1 Air Transportation Holding Company, Inc. 1998 Omnibus Securities Award Plan (incorporated by reference to Exhibit 10.11 to the Company's Quarterly Report Form 10-Q for the quarter ended June 30, 1998).


4.2            Amendment  No.  1  to  AirT,  Inc.  1998   Omnibus
               Securities Award Plan

5              Opinion of Robinson, Bradshaw & Hinson, P.A.

23.1           Consent  of  Robinson,  Bradshaw  &  Hinson,  P.A.
               (contained in Exhibit 5)

23.2           Consent of Deloitte & Touche, LLP

24.1           Power  of  Attorney of Claude S. Abernethy,  dated June 21, 1999

24.2           Power  of Attorney of J. Hugh Bingham, dated  June 21, 1999

24.3           Power of Attorney of Allison T. Clark, dated  June 21, 1999

24.4           Power of Attorney of Walter Clark, dated June  21, 1999

24.5           Power of Attorney of Sam Chesnutt, dated June  21, 1999

24.6           Power  of Attorney of John J. Gioffre, dated  June 21, 1999

24.7           Power  of  Attorney  of J. Leonard  Martin,  dated June 21, 1999

24.8           Power  of Attorney of Herman A. Moore, dated  June 21, 1999

24.9           Power  of Attorney of George C. Prill, dated  June 30, 1999

24.10          Power  of Attorney of William Simpson, dated  June 21, 1999

                                                      Exhibit 4.2

                         AMENDMENT NO. 1
                               TO
            AIR TRANSPORTATION HOLDING COMPANY, INC.
               1998 OMNIBUS SECURITIES AWARD PLAN


1.   Purpose

     The purpose of this Amendment No. 1 (this "Amendment") to the Air Transportation Holding Company, Inc. 1998 Omnibus Securities Award Plan (the "Plan") is to increase by 200,000 the number of shares of common stock that may be made issued under the Plan and to change the name of the Plan to "AirT, Inc. 1998 Omnibus Securities Award Plan," effective upon the change of the name of Air Transportation Holding Company, Inc. to AirT, Inc. Terms not otherwise defined herein shall have the meanings given them in the Plan.

2.   Effective Date

     The effective date of this Amendment shall be June 21, 1999.

3.   Increase in Number of Shares

     The Plan is hereby amended to increase the number of shares that may be subject to options granted under the Plan from One Hundred Sixty-five Thousand (165,000) to Three Hundred Sixty-five Thousand (365,000), and accordingly Section 6.1 of the Plan is hereby restated as follows:

     6.1 Available Shares. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan (including incentive stock options) during its term, shall not exceed 365,000.
     (Such amount shall be subject to adjustment as provided in Section 6.2.) Any shares of Common Stock related to Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for grant under the Plan. Moreover, shares of Common Stock with respect to which a stock appreciation right has been exercised and paid in cash shall again become eligible for grant under the Plan; provided that if such shares of Common
     Stock subject to Awards are settled in cash in lieu of Common Stock or are exchanged with the Committee's permission for Awards not involving Common Stock, such shares shall not be available again for grant under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares, treasury shares, shares issued and outstanding or shares owned by a Subsidiary.

4.   Change in Name of Plan

     The Plan is amended, effective upon the change in the name of Air Transportation Holding Company, Inc. to AirT, Inc., by changing the name of the Plan, including all references in the Plan to the name of the Plan, to "AirT, Inc. 1998 Omnibus Securities Award Plan."

5.   Approval of Amendment

     This Amendment is expressly made subject to the approval of the stockholders of the Corporation in the manner prescribed by law. If this Amendment is not so approved by the stockholders on or before one year after the adoption of this Amendment by the Board of Directors of the Corporation, this Amendment shall not be effective.
                                                      Exhibit 5.0

        [letterhead of Robinson, Bradshaw & Hinson, P.A.]



Stephen M. Lynch
 Telephone (704)
    377-8355
 Fax (704) 373-
      3955
    Internet
 SLynch@RBH.COM


                          May 12, 2000


Air T, Inc.
3524 Airport Road
Maiden, North Carolina  28605
Attention:  Mr. John J. Gioffre

     Re:  Air T, Inc.
          Registration on Statement on Form S-8

Ladies and Gentlemen:

      We have served as counsel to Air T, Inc. (the "Company") in connection with the Company's registration statement on Form S-8 (the "Registration Statement") relating to the offer and sale of up to 365,000 shares of the Company's common stock, $.25 par value (the "Shares"), pursuant to the Air T, Inc. Omnibus Securities Award Plan, as amended (the "Plan"). We understand that the Registration Statement is being filed with the Securities and Exchange Commission and that this letter is to be included as Exhibit 5.0 thereof.

      We have examined the Plan, the Registration Statement, the certificate of incorporation and the bylaws of the Company, corporate proceedings relating to the authorization, issuance and sale of the Shares and such other documents and records as we have deemed necessary in order to enable us to render this opinion.

      Based upon the foregoing, and subject to the conditions set forth below, we are of the opinion that:

     1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware; and

      2. The Shares, when issued and sold by the Company pursuant to the terms and conditions of the Plan, will be legally issued, fully paid and non-assessable, and will represent validly authorized and outstanding shares of the common stock of the Company.

     We hereby consent to the filing of a copy of this opinion as an exhibit to the Registration Statement.

                                Very truly yours,

                                ROBINSON,BRADSHAW & HINSON, P.A.

                                /s/ Stephen M. Lynch

                                Stephen M. Lynch

SML/mer


                                                     Exhibit 23.2











INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Air T, Inc. (formerly Air Transportation Holding Company, Inc.) on Form S-8 of our report dated May 28, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Air Transportation Holding Co., Inc. and subsidiaries for the year ended March 31, 1999.

/s/Deloitte & Touche LLP

Charlotte, North Carolina
May 16, 2000

                                                     Exhibit 24.1

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ Claude S. Abernethy
                                   Claude S. Abernethy, Jr.

                                                     Exhibit 24.2

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ J. Hugh Bingham
                                   J. Hugh Bingham

                                                     Exhibit 24.3

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ Allison T. Clark
                                   Allison T. Clark

                                                     Exhibit 24.4

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ Walter Clark
                                   Walter Clark

                                                     Exhibit 24.5

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ Sam Chesnutt
                                   Sam Chesnutt

                                                     Exhibit 24.6

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ John J. Gioffre
                                   John J. Gioffre

                                                     Exhibit 24.7

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ J. Leonard Martin
                                   J. Leonard Martin

                                                     Exhibit 24.8

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ Herman A. Moore
                                   Herman A. Moore

                                                     Exhibit 24.9

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 30th day of June, 1999.


                                   /s/ George C. Prill
                                   George C. Prill

                                                    Exhibit 24.10

                        POWER OF ATTORNEY


     THE UNDERSIGNED director of Air Transportation Holding Company, Inc. (the "Company") hereby appoints J. Hugh Bingham, Walter Clark and John J. Gioffre, and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock to be issued the Company's 1998 Omnibus Securities Award Plan, as amended from time to time, (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such person may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


     EXECUTED on the 21st day of June, 1999.


                                   /s/ William H. Simpson
                                   William H. Simpson